                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2005



                             MIV THERAPEUTICS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                                                   N/A
(State or Other Jurisdiction                                 (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                                    000-30453
                            (Commission File Number)


            1-8765 ASH ST.
      VANCOUVER, BRITISH COLUMBIA                                 V6P 6T3
(Address of Principal Executive Offices)                         (Zip Code)

                                 (604) 301-9545
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 (a) NON - RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         During a review of the Company's cumulative financial data, the Company became aware of transcription errors effecting certain components of its cumulative net loss for the period from inception, January 20, 1999, to May 31, 2003 (the "Cumulative Net Loss") and the cumulative cash flows for the same period (the "Cumulative Cash Flows").

         These errors were discussed with Morgan & Company, the Company's independent registered public accounting firm at that time, Ernst & Young, the Company's current independent registered public accounting firm, and the Company's Chief Financial Officer. The Board of Directors approved of the correction of these errors on October 21, 2005.

         As a result, the Company's Cumulative Net Loss and Cumulative Cash Flows from the period from inception, January 20, 1999, to the fiscal years ended May 31, 2003, 2004 and 2005, respectively, will be restated to correct these errors. There is no change to the annual numbers. The Company will amend its Form 10-KSB for the years ended May 31, 2003, 2004 and 2005. The Company's Form 10-QSB for the quarter ended August 31, 2005, filed with the Securities and Exchange Commission will reflect these corrections.

         The following tables set forth the previously reported and restated Statement of Operations and Statement of Cash Flow accumulated data for each period since inception of January 22, 1999, to May 31, 2003, 2004, and 2005, respectively. For the years ended May 31, 2003, 2004 and 2005, the cumulative loss per common share was $1.18, $1.09 and $1.16, respectively.



                                                   PERIOD FROM INCEPTION           PERIOD FROM INCEPTION      PERIOD FROM INCEPTION
                                                    JANUARY 20, 1999 TO             JANUARY 20, 1999 TO       JANUARY 20, 1999 TO
                                                       MAY 31, 2003                    MAY 31, 2004              MAY 31, 2005
                                                  -----------------------        ----------------------      -----------------------
                                                 PREVIOUSLY                      PREVIOUSLY                  PREVIOUSLY
                                                  REPORTED       RESTATED        REPORTED      RESTATED      REPORTED      RESTATED
                                                  --------       --------        --------      --------      --------      --------
CONSOLIDATED STATEMENTS OF OPERATIONS
(EXPRESSED IN U.S. DOLLARS)
Depreciation                                       $  431,506      $  431,506     $  578,289   $  578,289    $ 754,742    $ 754,742
Finance costs on convertible debentures                     -               -              -            -      382,307      382,307
General & administrative                            5,493,176       5,832,201      8,083,955    8,422,980   10,703,479   11,042,504
Interest expense                                      875,807         875,807        879,683      879,683      879,683      879,683
License acquired and charged to operations            479,780         479,780        479,780      479,780      479,780      479,780
Research & development                              2,689,536       3,078,596      3,398,539    3,787,599    4,921,705    5,310,765
Purchased in process research & development                 -               -        503,428      503,428    2,205,013    2,205,013
Stock based compensation                            3,426,665       3,018,740      3,486,641    3,078,716    3,642,619    3,234,694
                                               --------------- --------------- -------------- ------------ ------------ ------------

Loss from operations                               13,396,470      13,716,630     17,410,315   17,730,475   23,969,328   24,289,488
Loss (gain) on foreign exchange                        11,120        (64,040)       (68,585)    (143,745)     (13,555)     (88,715)
Gain on extinguishment of debt                              -               -      (462,249)    (462,249)    (462,249)    (462,249)
Interest income                                      (49,767)        (49,767)       (49,767)     (49,767)     (54,928)     (54,928)
                                               --------------- --------------- -------------- ------------ ------------ ------------
Loss for the year before minority interest         13,357,823      13,602,823     16,829,714   17,074,714   23,438,596   23,683,596
Minority interest - Share of loss                 (1,663,794)       (806,310)    (1,663,794)    (806,310)  (1,663,794)    (806,310)
                                               --------------- --------------- -------------- ------------ ------------ ------------
Net loss for the year                              11,694,029      12,796,513     15,165,920   16,268,404   21,774,802   22,877,286
                                               --------------- --------------- -------------- ------------ ------------ ------------





                                                   PERIOD FROM INCEPTION           PERIOD FROM INCEPTION      PERIOD FROM INCEPTION
                                                    JANUARY 20, 1999 TO             JANUARY 20, 1999 TO       JANUARY 20, 1999 TO
                                                       MAY 31, 2003                    MAY 31, 2004              MAY 31, 2005
                                                  -----------------------        ----------------------      -----------------------
                                                 PREVIOUSLY                      PREVIOUSLY                  PREVIOUSLY
                                                  REPORTED       RESTATED        REPORTED      RESTATED      REPORTED      RESTATED
                                                  --------       --------        --------      --------      --------      --------
CONSOLIDATED STATEMENTS OF CASH FLOW
(EXPRESSED IN U.S. DOLLARS)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net loss                                        ($13,357,824) ($12,796,513) ($15,165,920) ($16,268,404) ($21,774,802) ($22,877,286)
    Stock-based compensation                       3,703,649     3,018,740     4,653,587     3,968,678     5,555,934     4,871,025
    Stock issued for other than cash               1,746,408     2,676,317     2,689,643     3,619,552     3,113,703     4,043,612
    Interest expense on related party loan           850,000       850,000       850,000       850,000       850,000       850,000
    Depreciation                                     431,506       431,506       578,289       578,289       754,742       754,742
    Leasehold improvements written down               13,300        13,300        13,300        13,300        13,300        13,300
    Purchased in-process research and
      development                                         --            --       503,428       503,428     2,275,013     2,125,013
    Intangible assets impairment                     150,000       150,000       150,000       150,000            --       150,000
    Gain on extinguishment of debt                        --            --      (462,249)     (462,249)     (462,249)     (462,249)
    Provision for bad debt                                --            --       160,000       160,000       160,000       160,000
    Beneficial conversion feature on
    convertible debenture                                 --            --            --            --       289,800       289,800
    Minority interest                                     --      (806,310)   (1,663,794)     (806,310)   (1,663,794)     (806,310)
Changes in non-cash working capital items:
    Other receivables                               (165,641)     (165,641)     (173,587)     (173,587)     (193,993)     (193,993)
    Due from related party                                --            --            --            --       (17,500)      (17,500)
    Prepaid expenses and deposits                    (47,498)      (47,498)     (255,217)     (255,217)      (41,697)      (41,697)
    Accounts payable and other payables              473,576       473,574       193,725       193,723       330,223       330,221
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net cash used in operating activities             (6,202,524)   (6,202,525)   (7,928,795)   (7,928,797)  (10,811,320)  (10,811,322)
                                                ------------  ------------  ------------  ------------  ------------  ------------

CASH FLOWS FROM (USED IN ) FINANCING ACTIVITIES:
Issuance of common stock, less
  share issuance costs                             4,550,901     4,550,901     8,532,018     8,532,019     9,380,306     9,380,307
Due to related parties                               986,983       986,983       863,585       863,585       850,000       850,000

Cash acquired in reverse acquisition                  13,824        13,824        13,824        13,824        13,824        13,824
Subscriptions received                             1,357,310     1,357,310     1,357,310     1,357,310     1,357,310     1,357,310
Loan payable                                         500,000       500,000       500,000       500,000       500,000       500,000
Proceeds from convertible debentures                      --            --            --            --       805,000       805,000

Project acquisition costs                                 --            --            --            --       (53,426)      (53,426)
Common stock redemption                             (120,000)     (120,000)     (120,000)     (120,000)     (120,000)     (120,000)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net cash provided by financing activities          7,289,018     7,289,018    11,146,737    11,146,738    12,733,014    12,733,015
                                                ------------  ------------  ------------  ------------  ------------  ------------

CASH FLOWS (USED IN) INVESTING ACTIVITIES:
Acquisition of license                              (200,000)     (200,000)     (200,000)     (200,000)     (200,000)     (200,000)
Purchase of property and equipment                  (761,902)     (761,902)     (778,981)     (778,980)   (1,000,574)   (1,000,573)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net cash used in investing activities               (961,902)     (961,902)     (978,981)     (978,980)   (1,200,574)   (1,200,573)
                                                ------------  ------------  ------------  ------------  ------------  ------------

FOREIGN EXCHANGE EFFECT ON CASH                     (112,977)     (112,977)     (204,431)     (204,431)     (228,411)     (228,411)
                                                ------------  ------------  ------------  ------------  ------------  ------------
                                                    (112,977)     (112,977)     (204,431)     (204,431)     (228,411)     (228,411)
                                                ------------  ------------  ------------  ------------  ------------  ------------


Increase (decrease) in cash and cash equivalents      11,614        11,614     2,034,530     2,034,530       492,709       492,709


Cash and cash equivalents, beginning of year              --            --            --            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year          $     11,614  $     11,614  $  2,034,530  $  2,034,530  $    492,709  $    492,709
                                                ------------  ------------  ------------  ------------  ------------  ------------


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MIV THERAPEUTIC, INC.
                                             (Registrant)


Dated:  October 24, 2005
                                             By: /s/ Patrick McGowan
                                                 -------------------------------
                                                 Patrick McGowan
                                                 Chief Financial Officer